UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2004

Magnum Hunter Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-12508 (Commission File Number)	87-0462881 (IRS Employer Identification No.)

600 East Las Colinas Blvd.,
Suite 1100
Irving, Texas 75039
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 401-0752

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     Attached as Exhibit 1.1 hereto is the Underwriting Agreement dated June 24, 2004 by and among Magnum Hunter Resources, Inc. (“Magnum Hunter”) and Lehman Brothers Inc., Deutsche Bank Securities Inc., A.G. Edwards & Sons, Inc., Jefferies & Company, Inc., Johnson Rice & Company L.L.C., Raymond James & Associates, Inc., Brean Murray & Co., Inc., Pritchard Capital Partners, LLC and Southwest Securities, Inc., as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), executed in connection with the sale of 17,250,000 shares of Magnum Hunter common stock, par value $0.002 per share (“Common Stock”), under a previously filed universal shelf registration statement (File No. 333-109188).

     Exhibit 1.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit
Number	Exhibit Title
1.1	Underwriting Agreement dated June 24, 2004 by and among Magnum Hunter and the Underwriters, executed in connection with the sale of 17,250,000 shares of Common Stock

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES, INC.
By:	/s/ Morgan F. Johnston
Morgan F. Johnston,
Senior Vice President, General Counsel and Secretary

Date: July 13, 2004

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
1.1	Underwriting Agreement dated June 24, 2004 by and among Magnum Hunter and the Underwriters, executed in connection with the sale of 17,250,000 shares of Common Stock